UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04616 )

Exact name of registrant as specified in charter: Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2007

Date of reporting period: December 1, 2006— May 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Yield Advantage Fund

5|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Yield
Advantage Fund

5| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32
Shareholder meeting results	68

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise. After a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. The upward climb in the stock market has been largely unaffected by higher-trending interest rates since mid-May, though it remains to be seen whether current stock market levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the U.S. economy will weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed this summer.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended May 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Yield Advantage Fund:
seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s potential upside or downside before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s management looks for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

High-yield bonds have historically offered greater
return potential than investment-grade bonds.

Performance snapshot

Putnam High Yield
Advantage Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in bar chart do not reflect a sales charge. See pages 13 and 14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the fund’s benchmark, the JPMorgan Developed High Yield Index, was 12/31/94, which post-dates the 3/25/86 inception date of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

We are pleased to report that for the first six months of your fund’s 2007 fiscal year — which ended May 31, 2007, your fund delivered solid returns, outpacing both its benchmark index and the average for its Lipper group, based on results before sales charges. This outperformance came during a period of continued robust performance by the high-yield market, which was, in turn, driven by the improving financial health of many high-yield issuers. We believe effective security selection was the key driver of performance for the period, as we successfully identified companies whose securities gained value due to merger and acquisition (M&A) activity or because they had reduced debt levels. It is possible that performance might have been stronger if we had not sought to manage the fund’s risk exposure by limiting the allocation to defaulted and distressed bonds, which were among the top performers for the period. At the sector level, your fund benefited from overweight positions, relative to the benchmark, in the energy and consumer products groups, and from underweighting the volatile and somewhat stressed paper and forest products industry. Conversely, the fund’s underweight position in bonds from the transportation and the services sector detracted from performance, although the bonds we did hold from those sectors made a positive contribution.

Market overview

During the semiannual period, high-yield spreads — the yield advantage offered by high-yield bonds over comparable Treasuries — tightened to record levels, reflecting the strong performance of high-yield bonds. Prices of these bonds had appreciated in response to healthy corporate business fundamentals and earnings growth, in combination with very low default rates. There was some volatility at the end of February, due to concerns in the market about the faltering subprime loan market and what effect its problems might have on the broader markets. However, it wasn’t long before the market resumed its upward trend.

Interest rates had remained relatively stable since the Federal Reserve (the Fed) ended its extended program of incrementally raising short-term rates, but the interest-rate landscape began to shift in the last month of the period. With more investors believing that U.S. economic growth was likely to be stronger in the future than in the present, new concerns that inflation might be on the rise arose and drove yields on longer-term bonds up. Since bond prices move in the opposite direction of their yields, rising yields meant declining prices for many longer-term bonds, and as the period ended, we started to see signs of a sell-off in the bond market.

Strategy overview

Your fund maintains a broadly diversi-fied portfolio, seeking to invest in bonds from many different industries and sectors. We believe that this is the best way to pursue consistent returns and manage risk effectively.

During the semiannual period, we emphasized bonds from the middle credit tiers of the high-yield market, which generally meant B-rated securities. Despite their recent strength, we believe the risk/reward profile of lower-rated bonds has become much less attractive, so we trimmed the fund’s exposure to them in order to reduce the

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 5/31/07. See pages 6 and 13 for additional fund performance information. Index definitions can be found on page 24.

portfolio’s credit risk. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) While we expect this strategy to prove rewarding over the long term, it held back performance for the period somewhat, as the lowest-rated credits continued to strengthen.

With valuations extended in the high-yield market, we also upgraded credit quality within each credit tier, seeking to mitigate the risk that defaults might rise from their current historically low level. We also added to the fund’s investments in bank loans. These floating-rate loans are issued by banks to high-yield companies, and then traded on the open market. The current environment appears well suited for these investments, because the interest rates they offer rise in concert with any increase in benchmark rates. They also are senior to high-yield bonds, meaning that holders of a company’s bank loans would be paid before investors who hold the firm’s high-yield bonds, should the company default on its debt obligations.

Your fund’s holdings

As noted earlier, your fund’s outperformance of its benchmark was buoyed by the price appreciation of bonds whose issuers were involved in mergers, acquisitions, or refinancing activity. These contributors included Texas-based Triad Hospitals, which was acquired by Community Health Systems; XCL, a Louisiana-based oil and natural gas

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

exploration and production (E&P) company whose bond prices rose markedly in response to bids for the company; and aircraft company DeCrane Aerospace, a privately held company that refinanced its debt. PRIMEDIA, a leading publisher of targeted media, also advanced as the company sold off assets to reduce debt and thereby improve its financial profile. (The XCL bonds were exchanged for a combination of cash and securities and the DeCrane bonds were called before the end of the period.)

Along with XCL, other top performers came from our overweighting in the energy sector. There, business fundamentals stayed strong, as high global demand outstripped constricted supply. Bonds issued by natural gas companies Williams and El Paso gained value as natural gas prices rose. In addition, Williams, formerly involved in electricity and power generation, arranged during the period to sell this portion of its business to Bear Stearns’ energy-trading subsidiary in order to refocus on its core business of producing, processing, and transporting natural gas, while El Paso, one of North America’s largest independent natural gas producers, sold a pipeline subsidiary in order to reduce its debt.

Other sector allocations that proved fruitful during the period were an overweight position in consumer products and an underweighting of the volatile and somewhat stressed paper and forest

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 5/31/07. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Coupon (%) and maturity date	Industry

CCH I, LLC/Capital Corp. sec. notes (1.2%)	11%, 2015	Cable television

General Motors Corp. notes (0.9%)	7.2%, 2011	Automotive

General Motors Acceptance Corp. notes (0.8%)	6.875%, 2012	Financial

Ford Motor Credit Corp. sr. notes (0.8%)	9.875%, 2011	Automotive

General Motors Acceptance Corp. notes (0.7%)	7.75%, 2010	Financial

General Motors Acceptance Corp. notes (0.7%)	6.75%, 2014	Financial

NRG Energy, Inc. sr. notes (0.7%)	7.375%, 2016	Power producers

Neon Capital, Ltd. 144A (Cayman Islands) (0.7%)	1.686%, 2013	Broadcasting

Idearc Inc. 144A sr. notes (0.7%)	8%, 2016	Media

Wimar Opco, LLC. 144A sr. sub. notes (0.6%)	9.625%, 2014	Gaming and lottery

products group. Lastly, despite some price volatility toward the end of the period, the fund’s overweight position in broadband communications company Charter Communications boosted overall returns. Investors were attracted to the bonds’ competitive yields —commensurate with their relatively low credit quality — at the same time that the company’s financial performance improved.

Although the market was trending downward as the period ended, performance of high-yield bonds remained so strong overall that very few holdings had a negative effect on fund performance. In considering what might have enabled the fund to deliver stronger results, it is more appropriate to look at areas where we did not take full advantage of attractive opportunities. As noted earlier, this applies primarily to the fund’s underweight position in defaulted and distressed securities, relative to the benchmark. During the period, investors’ hunger for additional yield and a benign backdrop that increased their tolerance for risk led to continued demand for these bonds. With yield spreads at historically tight levels, however, we were not comfortable matching the index’s allocation to this area of the market. Among the positive-performing distressed or defaulted index components we underweighted or didn’t include in the portfolio were cable TV company Adelphia; bonds issued by electric utility Calpine; Suncom, which provides telecommunications services in the southeastern United States; and three representatives from the automotive industry — Delco Remy, Dura Automotive, and Federal-Mogul. Fund performance also was curtailed by our underweighting of the transportation and services industries, although holdings we did have in that area delivered respectable returns.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

High-yield issuers continue to demonstrate strong financial performance and capital markets have been providing them with ample liquidity. Defaults remain at record lows. However, the longer this supportive environment persists, the more aggressive we believe capital structures are likely to become. Already, high-profile, highly leveraged buyouts are appearing more frequently.

We are beginning the second half of the fiscal year with the portfolio in a modestly defensive posture, having selectively reduced the fund’s exposure to the lowest credit tiers while bolstering its position in the middle-tier credits (those rated single B), which is already larger than that of the benchmark. We are also working to upgrade the credit quality of fund holdings within each credit tier. The fund’s increased allocation to the bank-loan market is intended to provide added protection in case of default, as well as the benefit of higher yields should interest rates continue to rise. While we note that corporate fundamentals remain strong, we can’t ignore the fact that current valuations appear unusually high while yield spreads have narrowed to record levels. As a result, we feel that the cost of assuming an incrementally defensive profile with the portfolio does not seem high. We believe that at this point in the market cycle, selectivity and investment discipline are more likely to deliver consistent, long-term results than any change in the fund’s allocation to lower-credit, higher-risk investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended May 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.02%	7.82%	7.09%	7.09%	7.20%	7.20%	7.71%	7.54%	7.75%	8.18%

10 years	69.16	62.77	56.28	56.28	56.76	56.76	65.77	60.45	64.94	74.54
Annual average	5.40	4.99	4.57	4.57	4.60	4.60	5.18	4.84	5.13	5.73

5 years	68.83	62.49	62.33	60.33	62.33	62.33	66.69	61.27	66.61	71.32
Annual average	11.04	10.20	10.17	9.90	10.17	10.17	10.76	10.03	10.75	11.37

3 years	35.62	30.47	32.56	29.56	32.39	32.39	34.53	30.08	34.61	36.72
Annual average	10.69	9.27	9.85	9.02	9.80	9.80	10.39	9.16	10.41	10.99

1 year	14.41	10.20	13.54	8.54	13.48	12.48	13.99	10.32	14.18	14.67

6 months	6.90	2.93	6.42	1.42	6.37	5.37	6.62	3.15	6.87	7.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 5/31/07

	JPMorgan	Lipper High
	Developed High	Current Yield Funds
	Yield Index	category average*
Annual average
(life of fund)	—†	7.32%

10 years	94.57%	69.28
Annual average	6.88	5.27

5 years	68.54	58.61
Annual average	11.00	9.60

3 years	33.02	30.36
Annual average	9.98	9.22

1 year	13.11	11.89

6 months	6.39	5.79

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/07, there were 459, 445, 379, 310, 132, and 28 funds, respectively, in this Lipper category.

† This index began operations on 12/31/94.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.90%	7.70%	6.97%	6.97%	7.08%	7.08%	7.60%	7.43%	7.63%	8.06%

10 years	63.75	57.61	51.23	51.23	51.71	51.71	60.30	55.06	59.68	69.04
Annual average	5.06	4.65	4.22	4.22	4.26	4.26	4.83	4.48	4.79	5.39

5 years	74.79	68.13	67.79	65.79	68.33	68.33	72.55	66.90	72.65	77.32
Annual average	11.82	10.95	10.91	10.64	10.98	10.98	11.53	10.79	11.54	12.14

3 years	31.62	26.65	28.61	25.61	28.62	28.62	30.57	26.28	30.63	32.77
Annual average	9.59	8.19	8.75	7.90	8.75	8.75	9.30	8.09	9.32	9.91

1 year	11.87	7.75	10.99	5.99	10.88	9.88	11.46	7.88	11.62	12.18

6 months	3.93	0.07	3.59	-1.41	3.51	2.51	3.66	0.28	3.88	4.11

Fund price and distribution information

For the six-month period ended 5/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	2	6		2	6

Income	$0.241		$0.217	$0.064	$0.235		$0.066	$0.247

Capital gains	—		—	—	—		—	—

Total	$0.241		$0.217	$0.064	$0.235		$0.066	$0.247

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/06	$6.22	$6.46	$6.14	—	$6.23	$6.44	—	$6.35

3/30/07†	—	—	—	$6.27	—	—	$6.35	—

5/31/07	6.40	6.65	6.31	6.31	6.40	6.61	6.40	6.54

Current yield
(end of period)
Current
dividend rate[1]	6.38%	6.14%	5.71%	5.71%	6.19%	5.99%	6.19%	6.42%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	6.45	6.20	5.69	5.74	6.14	6.00	6.34	6.64

Current 30-day
SEC yield[3]
(without
expense
limitation)	6.44	6.19	5.68	5.73	6.13	5.99	6.33	6.63

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

† Inception date of class C and R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 11/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from December 1, 2006, to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.62	$ 9.47	$ 3.28	$ 6.90	$ 2.39	$ 4.34

Ending value (after expenses)	$1,069.00	$1,064.20	$1,016.70	$1,066.20	$1,018.30	$1,070.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2007, use the calculation method below. To find the value of your investment on December 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 12/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.49	$ 9.25	$ 3.18	$ 6.74	$ 2.32	$ 4.23

Ending value (after expenses)	$1,019.50	$1,015.76	$1,005.45	$1,018.25	$1,006.32	$1,020.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.09%	1.84%	1.84%	1.34%	1.34%	0.84%

Average annualized expense
ratio for Lipper peer group*	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam High Yield
Advantage Fund	46%	33%	53%	79%	60%

Lipper High Current Yield
Funds category average	83%	73%	95%	98%	99%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher and Robert Salvin are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

Trustee and Putnam employee fund ownership

As of May 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 238,000	$ 96,000,000

Putnam employees	$2,117,000	$476,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $430,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation attributable to research, trading, administration, executive oversight, systems, compliance, or fund operations functions; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Trust.

Robert Salvin is also a Portfolio Leader of Putnam High Income Securities Fund and a Portfolio Member of Putnam Convertible Income-Growth Trust and Putnam High Yield Trust.

Paul Scanlon, Norman Boucher, and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended May 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2007, and May 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 5/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 76th percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

25th	23rd	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 435, 382, and 310 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Current Yield Funds category for the one-, five- and ten-year periods ended June 30, 2007, were 16%, 20%, and 53%, respectively. Over the one-, five- and ten-year periods ended June 30, 2007, the fund ranked 71 out of 447, 62 out of 311, and 71 out of 134 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts
in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, Marsh & McLennan Companies, Inc. announced on February 1, 2007 that it had signed a defini-tive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed this summer.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

 Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/07 (Unaudited)

CORPORATE BONDS AND NOTES (85.2%)*

		Principal amount	Value

Advertising and Marketing Services (0.2%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$1,145,000	$1,176,488
Lamar Media Corp. company guaranty Ser. B, 6 5/8s, 2015		760,000	756,200
			1,932,688

Automotive (4.1%)
American Axle & Manufacturing, Inc. company guaranty
7 7/8s, 2017		1,425,000	1,432,125
ArvinMeritor, Inc. sr. unsec. notes 8 1/8s, 2015		380,000	377,625
Dana Corp. notes 5.85s, 2015		2,135,000	1,921,500
Ford Motor Co. notes 7.45s, 2031		2,700,000	2,220,750
Ford Motor Credit Corp. notes 7 7/8s, 2010		3,630,000	3,665,008
Ford Motor Credit Corp. notes 7.8s, 2012		405,000	403,014
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011		5,600,000	6,006,529
Ford Motor Credit Corp. sr. unsec 8s, 2016		795,000	787,583
Ford Motor Credit Corp. sr. unsec. 9 3/4s, 2010		1,970,000	2,088,167
Ford Motor Credit Corp. sr. unsec. FRN 8.105s, 2012		625,000	627,351
General Motors Corp. debs. 9.4s, 2021		425,000	422,875
General Motors Corp. notes 7.2s, 2011		6,985,000	6,705,600
Meritor Automotive, Inc. notes 6.8s, 2009		282,000	277,065
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		3,030,000	3,211,800
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		205,000	224,219
UCI Holdco, Inc. 144A sr. notes 12.355s, 2013 ‡‡		1,898,864	1,960,577
United Components, Inc. sr. sub. notes 9 3/8s, 2013		300,000	311,250
			32,643,038

Basic Materials (8.3%)
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)		1,220,000	1,119,350
Abitibi-Consolidated, Inc. notes 6s, 2013 (Canada)		1,175,000	975,250
AK Steel Corp. company guaranty 7 3/4s, 2012		2,785,000	2,865,069
Aleris International, Inc. 144A sr. notes 9s, 2014		1,470,000	1,572,900
Aleris International, Inc. 144A sr. sub. notes 10s, 2016		1,660,000	1,745,075
Builders FirstSource, Inc. company guaranty FRN9.61s, 2012		1,545,000	1,570,106
Century Aluminum Co. company guaranty 7 1/2s, 2014		1,135,000	1,183,238
Chaparral Steel Co. company guaranty 10s, 2013		4,210,000	4,694,150
Cognis Holding GmbH & Co. 144A sr. notes 12.876s,
2015 (Germany) ‡‡	EUR	716,759	1,029,343
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		$2,305,000	2,362,625
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. bond
8 3/8s, 2017		4,070,000	4,441,388
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015 (S)		2,030,000	2,192,400
Georgia-Pacific Corp. debs. 9 1/2s, 2011		3,215,000	3,508,369
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		1,922,000	2,032,515
Graphic Packaging International Corp sr. notes 8 1/2s, 2011		1,080,000	1,124,550
Hercules, Inc. company guaranty 6 3/4s, 2029		425,000	425,000

CORPORATE BONDS AND NOTES (85.2%)* continued

		Principal amount	Value

Basic Materials continued
Hexion Nova Scotia Finance ULC sec. notes 9 3/4s, 2014 ##		$310,000	$334,025
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC 144A sr. notes 9 3/4s, 2014		1,585,000	1,707,838
Huntsman, LLC company guaranty 11 5/8s, 2010		3,000	3,225
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		1,200,000	1,227,000
Lyondell Chemical Co. company guaranty 8 1/4s, 2016		940,000	1,017,550
Lyondell Chemical Co. company guaranty 8s, 2014		1,505,000	1,591,538
Lyondell Chemical Co. company guaranty 6 7/8s, 2017		60,000	60,150
MacDermid, Inc. 144A sr. sub. notes 9 1/2s, 2017		2,045,000	2,157,475
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		161,000	169,855
Metals USA, Inc. sec. notes 11 1/8s, 2015		1,085,000	1,217,913
Momentive Performance Materials, Inc. 144A
sr. notes 9 3/4s, 2014 (S)		3,655,000	3,819,475
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016		1,115,000	1,184,688
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014		670,000	698,475
Nalco Co. sr. sub. notes 8 7/8s, 2013		2,795,000	2,997,638
NewPage Corp. company guaranty 10s, 2012		820,000	905,075
NewPage Holding Corp. sr. notes FRN 12.36s, 2013 ‡‡		287,521	287,880
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		735,000	736,838
Novelis, Inc. company guaranty 7 1/4s, 2015		2,315,000	2,442,325
PQ Corp. company guaranty 7 1/2s, 2013		600,000	624,000
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	1,680,000	2,376,499
Smurfit-Stone Container Enterprises, Inc. 144A
sr. notes 8s, 2017		$1,240,000	1,249,300
Steel Dynamics, Inc. 144A sr. notes 6 3/4s, 2015		2,655,000	2,641,725
Tube City IMS Corp. 144A sr. sub. notes 9 3/4s, 2015		1,455,000	1,527,750
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		221,000	233,155
Verso Paper Holdings, LLC. and Verson Paper, Inc.
144A sec. notes 9 1/8s, 2014		540,000	572,400
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. A,
5s, 2011 ‡‡		256,436	199,700
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. B,
6s, 2010 ‡‡		159,303	124,057
			64,948,877

Broadcasting (2.2%)
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015		3,515,000	3,409,550
Echostar DBS Corp. company guaranty 7s, 2013		1,495,000	1,530,506
Echostar DBS Corp. company guaranty 6 5/8s, 2014		270,000	270,000
Echostar DBS Corp. sr. notes 6 3/8s, 2011		4,585,000	4,602,194
Ion Media Networks, Inc. 144A sec. FRN 11.606s, 2013		995,000	1,037,288
Ion Media Networks, Inc. 144A sec. FRN 8.606s, 2012		1,200,000	1,225,500
LIN Television Corp. company guaranty Ser. B, 6 1/2s, 2013		235,000	237,350
Sirius Satellite Radio, Inc. sr. unsecd.
notes 9 5/8s, 2013		2,060,000	2,065,150

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Broadcasting continued
Univision Communications, Inc. 144A
sr. notes 9 3/4s, 2015 ‡‡	$1,080,000	$1,117,800
Young Broadcasting, Inc. company guaranty 10s, 2011	1,142,000	1,161,985
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	395,000	386,113
		17,043,436

Building Materials (0.9%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012	610,000	638,975
NTK Holdings, Inc. sr. disc. notes zero %, 2014	1,765,000	1,323,750
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	2,000,000	2,070,000
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	2,755,000	2,734,338
		6,767,063

Cable Television (3.0%)
Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	1,530,000	1,577,813
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	25,000	25,375
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	8,844,000	9,617,850
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	2,545,000	2,704,063
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	515,000	548,475
CSC Holdings, Inc. debs. 7 5/8s, 2018	630,000	633,150
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	2,635,000	2,602,063
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	1,445,000	1,481,125
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	820,000	891,750
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	2,445,000	2,610,038
Rainbow National Services, LLC 144A
sr. sub. debs. 10 3/8s, 2014	505,000	566,863
		23,258,565

Capital Goods (6.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	1,210,000	1,228,150
Allied Waste North America, Inc. company
guaranty 6 7/8s, 2017	2,665,000	2,714,969
American Railcar Industries, Inc. sr. unsec. 7 1/2s, 2014	355,000	366,538
Baldor Electric Co. company guaranty 8 5/8s, 2017	2,160,000	2,305,800
Belden CDT, Inc. 144A sr. sub. notes 7s, 2017	1,065,000	1,090,413
Berry Plastics Holding Corp. sec. notes 8 7/8s, 2014	1,890,000	1,937,250
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada) (S)	1,525,000	1,624,125
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013	1,880,000	1,950,500
General Cable Corp. 144A sr. notes 7 1/8s, 2017	1,250,000	1,265,625
General Cable Corp. 144A sr. notes FRN 7.725s, 2015	235,000	235,588
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015	1,990,000	2,009,900
Hawker Beechcraft Acquisition Co., LLC 144A
sr. notes 8 7/8s, 2015 ‡‡	510,000	538,050
Hawker Beechcraft Acquisition Co., LLC 144A
sr. notes 8 1/2s, 2015	1,520,000	1,603,600

CORPORATE BONDS AND NOTES (85.2%)* continued

		Principal amount	Value

Capital Goods continued
Hawker Beechcraft Acquisition Co., LLC 144A
sr. sub. notes 9 3/4s, 2017		$1,515,000	$1,621,050
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		1,510,000	1,517,550
L-3 Communications Corp. company guaranty 6 1/8s, 2013		2,950,000	2,920,500
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		575,000	560,625
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		2,460,000	2,453,850
Legrand SA debs. 8 1/2s, 2025 (France)		3,850,000	4,591,125
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		1,377,000	1,468,226
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		975,000	1,004,250
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		1,885,000	1,922,700
Mueller Water Products, Inc. 144A
sr. sub. notes 7 3/8s, 2017		770,000	778,271
Owens-Brockway Glass company guaranty 8 7/8s, 2009		105,000	107,231
Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	2,505,000	3,467,706
RBS Global, Inc. / Rexnord Corp. company
guaranty 9 1/2s, 2014		$1,650,000	1,773,750
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		610,000	533,750
TD Funding Corp. 144A sr. sub. notes 7 3/4s, 2014		1,700,000	1,768,000
Tekni-Plex, Inc. secd. notes 10 7/8s, 2012		2,525,000	2,853,250
Titan International, Inc. company guaranty 8s, 2012		1,975,000	2,034,250
WCA Waste Corp. company guaranty 9 1/4s, 2014		790,000	842,338
			51,088,930

Commercial and Consumer Services (0.1%)
iPayment, Inc. company guaranty 9 3/4s, 2014		735,000	755,213

Communication Services (7.2%)
American Cellular Corp. company guaranty 9 1/2s, 2009		785,000	783,038
American Cellular Corp. sr. notes Ser. B, 10s, 2011		233,000	244,941
American Tower Corp. sr. notes 7 1/2s, 2012		1,300,000	1,355,250
BCM Ireland Finance Ltd. 144A FRN 9.061s, 2016
(Cayman Islands)	EUR	630,000	874,575
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		$845,000	913,656
Centennial Communications Corp. sr. notes 10s, 2013		1,270,000	1,377,950
Centennial Communications Corp. sr. notes FRN
11.099s, 2013		420,000	441,525
Cincinnati Bell, Inc. company guaranty 7s, 2015		885,000	885,000
Citizens Communications Co. notes 9 1/4s, 2011		1,465,000	1,618,825
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		2,350,000	2,491,000
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Bermuda)		1,650,000	1,635,563
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		1,375,000	1,459,219
Dobson Cellular Systems sec. notes 9 7/8s, 2012		1,625,000	1,775,313
Dobson Communications Corp. sr. notes FRN
9.606s, 2012		855,000	880,650
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		3,566,000	3,423,360

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Communication Services continued
Intelsat Bermuda, Ltd. company guaranty FRN 8.876s,
2015 (Bermuda)	$660,000	$674,850
Intelsat Bermuda, Ltd. sr. unsec. 11 1/4s, 2016 (Bermuda)	3,835,000	4,381,488
Intelsat Intermediate Holding Co., Ltd. company
guaranty stepped-coupon zero % (9 1/4s, 2/1/10),
2015 (Bermuda) ††	690,000	579,600
Intelsat Subsidiary Holding Co., Ltd. sr. notes 8 1/2s,
2013 (Bermuda)	795,000	825,806
iPCS, Inc. 144A sec. FRN 7.48s, 2013	680,000	681,700
Level 3 Financing, Inc. company guaranty 12 1/4s, 2013	890,000	1,041,300
Level 3 Financing, Inc. 144A sr. notes 9 1/4s, 2014	1,865,000	1,946,594
Level 3 Financing, Inc. 144A sr. notes 8 3/4s, 2017	1,070,000	1,098,088
MetroPCS Wireless Inc. 144A sr. notes 9 1/4s, 2014	2,305,000	2,443,300
MetroPCS Wireless, Inc. 144A sr. notes 9 1/4s, 2014 ##	440,000	465,850
Nordic Telephone Co. Holdings ApS 144A
sr. notes 8 7/8s, 2016 (Denmark)	380,000	411,825
PanAmSat Corp. company guaranty 9s, 2014	1,025,000	1,107,000
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	3,885,000	4,011,263
Qwest Corp. debs. 7 1/4s, 2025	1,135,000	1,160,538
Qwest Corp. notes 8 7/8s, 2012	2,515,000	2,760,213
Qwest Corp. sr. notes 7 5/8s, 2015	5,000	5,300
Rural Cellular Corp. sr. notes 9 7/8s, 2010	665,000	699,081
Rural Cellular Corp. sr. sub. FRN 11.106s, 2012	545,000	564,756
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	1,090,000	1,125,425
Rural Cellular Corp. 144A sr. sub. notes FRN 8.36s, 2013	935,000	937,338
Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	1,330,000	1,290,100
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	1,605,000	1,723,369
West Corp. company guaranty 11s, 2016	520,000	562,900
West Corp. company guaranty 9 1/2s, 2014	765,000	805,163
Windstream Corp. company guaranty 8 5/8s, 2016	2,880,000	3,146,400
Windstream Corp. company guaranty 8 1/8s, 2013	1,530,000	1,644,750
		56,253,862

Consumer (0.6%)
Jostens IH Corp. company guaranty 7 5/8s, 2012	4,540,000	4,642,150

Consumer Goods (2.2%)
Church & Dwight Co., Inc. company guaranty 6s, 2012	1,805,000	1,773,413
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	2,215,000	2,275,913
Jarden Corp. company guaranty 7 1/2s, 2017	1,430,000	1,458,600
Playtex Products, Inc. company guaranty 9 3/8s, 2011	1,960,000	2,021,250
Playtex Products, Inc. company guaranty 8s, 2011	3,505,000	3,653,963
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	2,313,000	2,411,303
Spectrum Brands, Inc. company guaranty 11 1/4s, 2013 ‡‡	1,370,000	1,342,600
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	2,490,000	2,110,275
		17,047,317

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Consumer Services (0.6%)
Rental Services Corp. 144A bonds 9 1/2s, 2014	$1,595,000	$1,714,625
United Rentals NA, Inc. sr. sub. notes 7s, 2014	3,135,000	3,197,700
		4,912,325

Energy (10.1%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	4,050,000	4,034,813
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	1,585,000	1,656,325
Chaparral Energy, Inc. 144A sr. notes 8 7/8s, 2017	1,675,000	1,700,125
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	3,325,000	3,266,813
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	3,385,000	3,528,863
Chesapeake Energy Corp. sr. notes 7s, 2014	1,125,000	1,158,750
Cimarex Energy Co. sr. notes 7 1/8s, 2017	675,000	683,438
Complete Production Services, Inc. 144A
sr. notes 8s, 2016	2,535,000	2,636,400
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	3,215,000	3,247,150
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	1,775,000	1,735,063
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	1,525,000	1,570,750
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	1,070,000	1,088,725
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	880,000	819,500
Encore Acquisition Co. sr. sub. notes 6s, 2015	3,290,000	2,993,900
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	3,265,000	3,297,650
Forest Oil Corp. sr. notes 8s, 2011	2,365,000	2,483,250
Hanover Compressor Co. sr. notes 9s, 2014	1,315,000	1,416,913
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	645,000	665,963
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	2,350,000	2,314,750
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. notes 9s, 2016	770,000	821,975
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	955,000	915,606
Inergy LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	3,750,000	3,712,500
Massey Energy Co. sr. notes 6 5/8s, 2010	1,615,000	1,598,850
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	2,095,000	2,105,475
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	1,860,000	1,799,550
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	1,605,522	1,630,623
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	1,350,000	1,408,608
Peabody Energy Corp. company guaranty 7 3/8s, 2016	930,000	984,638
Peabody Energy Corp. sr. notes 5 7/8s, 2016	2,610,000	2,518,650
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	3,855,000	4,144,125
Plains Exploration & Production Co. company
guaranty 7s, 2017	1,560,000	1,552,200
Pogo Producing Co. sr. sub. notes 7 7/8s, 2013	955,000	1,002,750
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	2,040,000	2,065,500
Pride International, Inc. sr. notes 7 3/8s, 2014	3,300,000	3,399,000
Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	1,370,000	1,359,725
Sabine Pass LNG LP 144A sec. notes 7 1/2s, 2016	1,290,000	1,322,250

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Energy continued
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	$1,820,000	$1,901,900
Targa Resources, Inc. 144A company guaranty 8 1/2s, 2013	2,115,000	2,199,600
Whiting Petroleum Corp. company guaranty 7s, 2014	2,530,000	2,454,100
		79,196,766

Entertainment (1.5%)
AMC Entertainment, Inc. company guaranty 11s, 2016	1,061,000	1,210,866
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	305,000	314,913
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016	1,475,000	1,530,313
Avis Budget Car Rental, LLC 144A sr. notes 7 5/8s, 2014	965,000	1,001,188
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	2,410,000	2,226,238
Hertz Corp. company guaranty 8 7/8s, 2014	1,940,000	2,087,925
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero % (12s, 8/15/09), 2014 ††	1,840,000	1,628,400
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	545,000	561,350
Universal City Florida Holding Co. sr. notes FRN
10.106s, 2010	950,000	980,875
		11,542,068

Financial (4.1%)
Crescent Real Estate Equities LP notes 7 1/2s,2007 (R)	1,205,000	1,215,544
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	3,350,000	3,513,313
Finova Group, Inc. notes 7 1/2s, 2009	2,962,000	666,450
General Motors Acceptance Corp. notes 7 3/4s, 2010	5,565,000	5,715,945
General Motors Acceptance Corp. notes 7s, 2012	605,000	611,111
General Motors Acceptance Corp. notes 6 7/8s, 2012	5,980,000	6,009,117
General Motors Acceptance Corp. notes 6 3/4s, 2014	5,730,000	5,711,630
GMAC LLC unsub. notes 6 5/8s, 2012	1,600,000	1,590,271
Leucadia National Corp. 144A sr. notes 7 1/8s, 2017	1,230,000	1,214,625
Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)	1,695,000	1,697,119
Realogy Corp. 144A sr. notes 10 1/2s, 2014 (R)	4,415,000	4,431,556
USI Holdings Corp. 144A sr. notes FRN 9.23s, 2014	290,000	290,725
		32,667,406

Food (1.7%)
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	424,297	22,170
Chiquita Brands International, Inc. sr. notes 8 7/8s, 2015	290,000	285,650
Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	1,665,000	1,552,613
Dean Foods Co. company guaranty 7s, 2016	1,220,000	1,216,950
Del Monte Corp. company guaranty 6 3/4s, 2015	1,320,000	1,320,000
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	2,625,000	2,756,250
Nutro Products, Inc. 144A sr. notes FRN 9.37s, 2013	930,000	976,500
Pilgrim’s Pride Corp. sr. unsec 7 5/8s, 2015	2,045,000	2,101,238
Pinnacle Foods Finance LLC 144A
sr. sub. notes 10 5/8s, 2017	885,000	900,488

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Food continued
Swift & Co. company guaranty 10 1/8s, 2009	$1,575,000	$1,634,063
Swift & Co. sr. sub. notes 12 1/2s, 2010	770,000	804,650
		13,570,572

Gaming & Lottery (3.5%)
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	545,000	567,481
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	2,110,000	2,110,000
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	440,000	443,850
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,670,000	1,778,550
MGM Mirage, Inc. company guaranty 6s, 2009	3,320,000	3,303,400
Pinnacle Entertainment, Inc. sr. sub. notes 8 3/4s, 2013	50,000	53,000
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	2,947,000	3,068,564
Scientific Games Corp. company guaranty 6 1/4s, 2012	2,215,000	2,176,238
Station Casinos, Inc. sr. notes 6s, 2012	2,740,000	2,657,800
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	4,290,000	4,391,888
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	4,915,000	4,964,150
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1stmtge. 6 5/8s, 2014 (S)	2,310,000	2,318,663
		27,833,584

Health Care (5.7%)
Accellent, Inc. company guaranty 10 1/2s, 2013	1,810,000	1,866,563
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	690,000	715,013
DaVita, Inc. company guaranty 6 5/8s, 2013	1,605,000	1,613,025
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	1,240,000	1,264,800
HCA, Inc. sr. notes 7 7/8s, 2011	930,000	961,388
HCA, Inc. 144A sec. notes 9 1/4s, 2016	3,185,000	3,491,556
HCA, Inc. 144A sec. notes 9 1/8s, 2014	2,120,000	2,300,200
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡	2,730,000	3,009,825
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	1,665,000	1,591,790
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	135,000	141,750
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	1,365,000	1,102,238
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	699,000	672,788
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	2,235,000	2,299,256
Select Medical Corp. company guaranty 7 5/8s, 2015	2,070,000	1,914,750
Service Corporation International debs. 7 7/8s, 2013	1,185,000	1,236,049
Service Corporation International sr. notes 7s, 2017	740,000	735,375
Service Corporation International sr. notes 6 3/4s, 2016	2,650,000	2,606,938
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	3,010,000	2,949,800
Sun Healthcare Group, Inc. 144A
sr. sub. notes 9 1/8s, 2015	1,180,000	1,239,000
Tenet Healthcare Corp. notes 7 3/8s, 2013	2,560,000	2,412,800
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	1,050,000	1,076,250
Universal Hospital Services, Inc. 144A sec. FRN 8.76s, 2015	155,000	157,325
Universal Hospital Services, Inc. 144A sec.
notes 8 1/2s, 2015 ‡‡	100,000	102,125

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Health Care continued
US Oncology, Inc. company guaranty 9s, 2012	$2,335,000	$2,440,075
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	1,895,000	1,985,013
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	2,230,000	2,492,025
Ventas Realty LP/Capital Corp. company guaranty
6 3/4s, 2010 (R)	865,000	885,544
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	690,000	700,350
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)	850,000	858,500
		44,822,111

Homebuilding (0.7%)
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012	770,000	765,188
Meritage Homes Corp. company guaranty 6 1/4s, 2015 (S)	1,650,000	1,563,375
Meritage Homes Corp. sr. notes 7s, 2014	245,000	237,956
Standard Pacific Corp. sr. notes 7 3/4s, 2013	875,000	857,500
Standard Pacific Corp. sr. notes 6 1/2s, 2008	545,000	545,000
TOUSA, Inc. company guaranty 9s, 2010	1,300,000	1,244,750
		5,213,769

Household Furniture and Appliances (0.5%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	3,765,000	3,934,425

Lodging/Tourism (0.5%)
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	955,000	1,019,463
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 (R)	45,000	45,619
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	2,955,000	3,006,713
		4,071,795

Media (1.9%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	1,340,000	1,497,450
Affinion Group, Inc. company guaranty 10 1/8s, 2013	2,210,000	2,419,950
Affinity Group, Inc. sr. sub. notes 9s, 2012	2,000,000	2,100,000
Idearc Inc. 144A sr. notes 8s, 2016	5,060,000	5,243,425
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	495,000	464,681
Nielsen Finance LLC/Nielsen Finance Co. 144A
sr. disc. notes stepped-coupon zero % (12 1/2s,
8/2/11), 2016 ††	1,930,000	1,404,075
Nielsen Finance LLC/Nielsen Finance Co. 144A
sr. notes 10s, 2014	1,645,000	1,793,050
		14,922,631

Publishing (2.2%)
American Media, Inc. company guaranty 8 7/8s, 2011	550,000	543,125
American Media, Inc. company guaranty Ser. B,
10 1/4s, 2009	1,875,000	1,839,844
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	1,196,600	1,235,490
Cenveo Corp., sr. sub. notes 7 7/8s, 2013	700,000	694,750
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	935,000	878,900
Dex Media, Inc. notes 8s, 2013	545,000	569,525

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Publishing continued
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	$5,000	$5,150
PRIMEDIA, Inc. sr. notes 8s, 2013	2,350,000	2,485,125
R.H. Donnelley Corp. sr. disc. notes Ser. A-2,
6 7/8s, 2013	1,545,000	1,521,825
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	765,000	753,525
R.H. Donnelley Corp. sr. notes Ser. A-3, 8 7/8s, 2016	1,540,000	1,659,350
Reader’s Digest Association, Inc. (The) 144A
sr. sub. notes 9s, 2017	1,750,000	1,725,938
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	2,575,000	2,575,000
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	880,000	761,200
		17,248,747

Restaurants (0.3%)
Buffets, Inc. company guaranty 12 1/2s, 2014	2,360,000	2,407,200

Retail (1.9%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	1,925,000	1,968,313
Autonation, Inc. company guaranty 7s, 2014	380,000	383,800
Autonation, Inc. company guaranty FRN 7.356s, 2013	590,000	595,900
Harry & David Holdings, Inc. company guaranty 9s, 2013	1,355,000	1,422,750
Harry & David Holdings, Inc. company guaranty FRN
10.36s, 2012	385,000	393,663
Michaels Stores, Inc. 144A sr. sub. notes 11 3/8s, 2016	2,095,000	2,314,975
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	840,000	722,400
Neiman-Marcus Group, Inc. company guaranty 9s, 2015	1,280,000	1,404,800
Rite Aid Corp. company guaranty 9 3/8s, 2015	1,570,000	1,577,816
Rite Aid Corp. company guaranty 7 1/2s, 2015	1,325,000	1,346,531
Rite Aid Corp. secd. notes 7 1/2s, 2017	180,000	180,000
United Auto Group, Inc. 144A sr. sub. notes 7 3/4s, 2016	1,690,000	1,706,900
Victoria Acquisition II BV 144A sr. unsec. 12.061s,
2015 (Netherlands) ‡‡	491,040	667,202
		14,685,050

Technology (6.4%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	985,000	985,000
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	1,398,000	1,373,535
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	1,910,000	1,874,188
Amkor Technologies, Inc. sr. unsecd. notes 9 1/4s, 2016	955,000	1,000,363
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	395,000	430,550
Avago Technologies Finance company guaranty FRN
10.86s, 2013 (Singapore)	35,000	36,444
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	750,000	742,500
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	905,000	866,538
CHR Intermediate Holding Corp. 144A
sr. notes 12.61s, 2013 ‡‡	850,000	845,750
Compucom Systems, Inc. 144A sr. notes 12s, 2014	1,580,000	1,730,100
Freescale Semiconductor, Inc. 144A sr. notes 9 1/8s,2014 ‡‡	1,970,000	1,950,300

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Technology continued
Freescale Semiconductor, Inc. 144A sr. notes 8 7/8s, 2014	$3,935,000	$3,939,919
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016 (S)	1,970,000	1,972,463
Iron Mountain, Inc. company guaranty 8 3/4s, 2018	670,000	725,275
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	2,560,000	2,617,600
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	175,000	174,781
Lucent Technologies, Inc. debs. 6.45s, 2029	2,755,000	2,551,819
Lucent Technologies, Inc. notes 5 1/2s, 2008	520,000	518,700
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	1,235,000	1,037,400
Nortel Networks, Ltd. 144A company guaranty 10 3/4s,
2016 (Canada)	575,000	652,625
Nortel Networks, Ltd. 144A company guaranty FRN
9.606s, 2011 (Canada)	1,770,000	1,907,175
NXP BV/NXP Funding, LLC 144A sec. FRN 8.106s,
2013 (Netherlands)	1,660,000	1,709,800
NXP BV/NXP Funding, LLC 144A sec. notes 7 7/8s,
2014 (Netherlands)	2,772,000	2,855,160
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	1,140,000	1,182,750
Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016 (Cayman Islands)	940,000	930,190
Solectron Global Finance Corp. company guaranty 8s, 2016	790,000	795,925
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	2,576,000	2,817,500
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	4,502,000	4,783,375
TDS Investor Corp. 144A sr. notes 9 7/8s, 2014	745,000	802,738
TDS Investor Corp. 144A sr. sub. notes 11 7/8s, 2016	495,000	558,113
UGS Capital Corp. II 144A sr. notes 10.348s, 2011 ‡‡	819,358	841,890
UGS Corp. company guaranty 10s, 2012	1,080,000	1,176,527
Unisys Corp. sr. notes 8s, 2012	1,395,000	1,401,975
Xerox Corp. sr. notes 7 5/8s, 2013	605,000	635,024
Xerox Corp. sr. notes 6 7/8s, 2011	1,265,000	1,316,561
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	750,000	776,138
		50,516,691

Textiles (1.2%)
Hanesbrands, Inc. 144A sr. notes FRN 8.735s, 2014	2,630,000	2,728,625
Levi Strauss & Co. sr. notes 9 3/4s, 2015	3,140,000	3,410,825
Levi Strauss & Co. sr. notes 8 7/8s, 2016	1,490,000	1,581,263
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	1,740,000	1,809,600
		9,530,313

Tire & Rubber (0.1%)
Goodyear Tire & Rubber Co. (The) 144A
sr. notes 8 5/8s, 2011	890,000	961,200

Utilities & Power (7.0%)
AES Corp. (The) 144A sec. notes 9s, 2015	2,960,000	3,159,800
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,055,000	3,249,756
CMS Energy Corp. sr. notes 8.9s, 2008	870,000	900,869

CORPORATE BONDS AND NOTES (85.2%)* continued

	Principal amount	Value

Utilities & Power continued
CMS Energy Corp. sr. notes 8 1/2s, 2011	$490,000	$532,448
CMS Energy Corp. sr. notes 7 3/4s, 2010	740,000	778,612
Colorado Interstate Gas Co. debs. 6.85s, 2037	1,430,000	1,477,370
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	405,000	401,928
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	1,460,000	1,489,200
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	2,180,000	2,294,450
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	735,000	764,400
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	885,000	909,338
Edison Mission Energy 144A sr. notes 7.2s, 2019	1,370,000	1,364,863
Edison Mission Energy 144A sr. notes 7s, 2017	960,000	956,400
El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	920,436
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013	4,150,000	4,384,334
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	2,200,000	2,183,500
Mirant Americas Generation, Inc. sr. notes 8.3s, 2011	1,530,000	1,637,100
Mirant North America, LLC company guaranty 7 3/8s, 2013	2,440,000	2,580,300
Nevada Power Co. 2nd mtge. 9s, 2013	1,366,000	1,467,604
NRG Energy, Inc. company guaranty 7 3/8s, 2017	935,000	972,400
NRG Energy, Inc. sr. notes 7 3/8s, 2016	5,065,000	5,254,938
Orion Power Holdings, Inc. sr. notes 12s, 2010	940,000	1,082,175
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	1,990,000	2,046,681
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	485,000	491,652
Sierra Pacific Resources sr. notes 8 5/8s, 2014	1,630,000	1,751,212
Teco Energy, Inc. notes 7.2s, 2011	680,000	712,023
Teco Energy, Inc. notes 7s, 2012	1,165,000	1,220,879
Teco Energy, Inc. sr. notes 6 3/4s, 2015	140,000	145,808
Tennessee Gas Pipeline Co. debs. 7s, 2028	305,000	320,812
Tennessee Gas Pipeline Co. unsec. notes 7 1/2s, 2017	610,000	667,986
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	1,055,000	1,140,719
Utilicorp United, Inc. sr. notes 9.95s, 2011	68,000	74,257
Williams Cos., Inc. (The) notes 8 3/4s, 2032 (S)	2,150,000	2,558,500
Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,225,000	1,341,375
Williams Cos., Inc. (The) notes 7 5/8s, 2019	2,170,000	2,381,575
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	700,000	711,375
Williams Partners LP/ Williams Partners
Finance Corp. company guaranty 7 1/4s, 2017	705,000	747,300
		55,074,375

Total corporate bonds and notes (cost $654,780,129)		$669,492,167

SENIOR LOANS (4.7%)* (c)

	Principal amount	Value

Automotive (0.1%)
Dana Corp. bank term loan FRN 7.88s, 2008	$450,000	$450,985

SENIOR LOANS (4.7%)* (c) continued

	Principal amount	Value

Basic Materials (0.1%)
Freeport-McMoRan Copper & Gold, Inc. bank term loan
FRN Ser. B, 7.07s, 2014	$344,747	$345,886
Novelis, Inc. bank term loan FRN 7.61s, 2012	145,891	145,982
Novelis, Inc. bank term loan FRN Ser. B, 7.59s, 2012	253,389	253,547
		745,415

Broadcasting (0.1%)
Univision Communications, Inc. bank term loan FRN
Ser. B, 7.855s, 2014	620,134	619,240
Univision Communications, Inc. bank term loan FRN
Ser. DD, 7.61s, 2014 (U)	39,866	39,808
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7 7/8s, 2012	79,840	80,259
		739,307

Capital Goods (0.5%)
Fenwal Controls of Japan, LTD. bank term loan FRN
7.61s, 2014 (Japan)	1,585,714	1,585,714
Fenwal Controls of Japan, LTD. bank term loan FRN
Ser. DD, 7.61s, 2014 (Japan)	264,286	264,286
McKechnie Holdings, LLC bank term loan FRN 10.34s,
2015 (United Kingdom)	495,000	500,775
Wesco Aircraft Hardware Corp. bank term loan FRN
11.1s, 2014	1,275,000	1,302,094
Wesco Aircraft Hardware Corp. bank term loan FRN
7.6s, 2013	396,333	398,934
		4,051,803

Communication Services (—%)
Leap Wireless International, Inc. bank term loan FRN
Ser. B, 7.6s, 2013	198,500	200,187

Consumer Cyclicals (1.4%)
Adesa, Inc. bank term loan FRN 7.57s, 2013	650,000	654,144
Claire’s Stores, Inc. bank term loan FRN 8.1s, 2014	2,110,000	2,100,110
Federal Mogul Corp. bank term loan FRN Ser. A, 7.57s, 2008	1,165,000	1,159,175
Federal Mogul Corp. bank term loan FRN Ser. B, 7.82s, 2008	2,700,000	2,686,500
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.346s, 2013	330,245	332,644
Oshkosh Truck Corp. bank term loan FRN Ser. B, 7.1s, 2013	850,000	853,187
Tribune Co. bank term loan FRN Ser. B, 8.35s, 2014	3,065,000	3,062,263
Trump Hotel & Casino Resort, Inc. bank term loan FRN
7.605s, 2012	209,470	210,452
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.62s, 2012	208,939	209,919
		11,268,394

SENIOR LOANS (4.7%)* (c) continued

	Principal amount	Value

Consumer Staples (0.6%)
Aramark Corp. bank term loan FRN 7.475s, 2014	$1,243,375	$1,251,570
Aramark Corp. bank term loan FRN 7.445s, 2014	88,860	89,446
Charter Communications, Inc. bank term loan FRN
7.36s, 2014	290,910	290,910
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.1s, 2015	1,231,289	1,232,828
National Cinimedia, Inc. bank term loan FRN 7.09s, 2015	300,000	300,161
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 8.099s, 2014	1,060,000	1,067,685
Six Flags Theme Parks bank term loan FRN 7.6s, 2015	785,000	789,252
		5,021,852

Energy (0.5%)
Key Energy Services, Inc. bank term loan FRN 7.86s, 2010	310,000	311,550
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.854s, 2012	324,179	325,800
Sandridge Energy bank term loan FRN 8.985s, 2014	675,000	695,250
Sandridge Energy bank term loan FRN 8 5/8s, 2015	2,825,000	2,909,750
		4,242,350

Financial (0.2%)
Realogy Corp. bank term loan FRN 8.32s, 2013	256,667	256,767
Realogy Corp. bank term loan FRN Ser. B, 8.35s, 2013	953,333	953,706
		1,210,473

Health Care (0.8%)
Health Management Associates, Inc. bank term loan
FRN 7.1s, 2014	1,845,000	1,852,432
Healthsouth Corp. bank term loan FRN Ser. B, 7.849s, 2013	2,089,774	2,103,905
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 10.606s, 2014	1,775,000	1,786,094
Psychiatric Solutions, Inc. bank term loan FRN
Ser. B, 7.082s, 2012	215,000	215,224
VWR International, Inc. bank term loan FRN Ser. B,
7.61s, 2011	24,980	25,058
		5,982,713

Retail (0.1%)
Michaels Stores, Inc. bank term loan FRN Ser. B,
7 5/8s, 2013	790,000	793,315

Tire & Rubber (0.2%)
Goodyear Tire & Rubber Co. (The) bank term loan FRN
7.1s, 2010	1,400,000	1,403,877

Transportation (0.1%)
United Airlines Corp. bank term loan FRN Ser. B,
7 3/8s, 2014	425,000	425,299

Total senior loans (cost $36,382,071)		$36,535,970

CONVERTIBLE BONDS AND NOTES (1.3%)*

	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$822,000	$756,240
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	3,085,000	3,162,125
LIN Television Corp. cv. sr. sub. notes 2 1/2s, 2033	640,000	621,600
NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s, 2012	1,298,000	1,298,000
Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	2,655,000	2,260,069
Sinclair Broadcast Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	1,060,000	1,034,825
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	1,060,000	1,222,975

Total convertible bonds and notes (cost $10,057,741)		$10,355,834

ASSET-BACKED SECURITIES (1.2%)*

	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)	$3,901,050	$1,427,382
limited recourse sec. notes Ser. 94, 1.686s, 2013
(Cayman Islands) (F) (g)	6,271,893	5,247,586
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)	6,684,836	2,778,265

Total asset-backed securities (cost $10,751,384)		$9,453,233

COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)*

	Principal amount	Value

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031	$1,581,791	$1,480,952
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033	1,025,000	933,724
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,000,000	839,061
Ser. 04-1A, Class K, 5.45s, 2040	365,000	293,369
Ser. 04-1A, Class L, 5.45s, 2040	165,000	122,087

Total collateralized mortgage obligations (cost $3,123,108)		$3,669,193

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $1,580,990)

	Principal amount	Value

Argentina (Republic of ) FRB 5.475s, 2012	$1,698,750	$1,629,667

SHORT-TERM INVESTMENTS (6.3%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.08% to 5.46%
and due dates ranging from June 1, 2007 to July 30, 2007 (d)	$8,537,255	$8,521,550
Putnam Prime Money Market Fund (e)	41,278,200	41,278,200

Total short-term investments (cost $49,799,750)		$49,799,750

TOTAL INVESTMENTS

Total investments (cost $766,475,173)		$780,935,814

* Percentages indicated are based on net assets of $785,574,231.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at May 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd. (R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at May 31, 2007.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At May 31, 2007, liquid assets totaling $28,978,832 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at May 31, 2007.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/07 (aggregate face value $2,268,465) (Unaudited)

Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Canadian Dollar	$ 564,727	$ 524,811	7/18/07	$ 39,916
Euro	1,728,521	1,743,654	6/20/07	(15,133)

Total				$ 24,783

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/07 (Unaudited)

			Aggregate	Delivery	Unrealized
		Value	face value	date	depreciation

Euro		$12,134,373	$11,855,690	6/20/07	$(278,683)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	—	$ 650,000	6/20/11	(90 bp)	$ (263)

Bear, Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%,
6/1/15	—	255,000	6/20/12	230 bp	(366)

Citibank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	770,000	6/20/07	620 bp	12,314

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	365,000	9/20/07	(485 bp)	(8,363)

Ford Motor Co., 7.45%,
7/16/31	—	1,725,000	9/20/07	(487.5 bp)	(39,752)

Ford Motor Co., 7.45%,
7/16/31	—	2,090,000	9/20/08	725 bp	167,973

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	985,000	3/20/12	(91 bp)	3,511

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	495,000	6/20/09	(165 bp)	(5,105)

DJ CDX NA HY Series 8
Index	(393,937)	14,325,000	6/20/10	275 bp	1,870

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	720,000	6/20/17	297 bp	1,521

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	—	1,078,000	6/20/07	595 bp	16,542

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	—	770,000	6/20/07	630 bp	12,516

Goldman Sachs International
Any one of the underlying securities
in the basket of BB CMBS securities	—	1,485,000	(a)	2.461%	98,035

General Motors Corp.,
7 1/8%, 7/15/13	—	365,000	9/20/07	(425 bp)	(6,686)

General Motors Corp.,
7 1/8%, 7/15/13	—	365,000	9/20/08	620 bp	23,380

General Motors Corp.,
7 1/8%, 7/15/13	—	1,725,000	9/20/08	620 bp	110,496

General Motors Corp.,
7 1/8%, 7/15/13	—	1,725,000	9/20/07	(427.5 bp)	(31,818)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	405,000	9/20/11	(108 bp)	(3,628)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	$ 295,000	9/20/07	(345 bp)	$ (3,752)

Ford Motor Co., 7.45%,
7/16/31	—	1,005,000	6/20/07	665 bp	17,251

Ford Motor Co., 7.45%,
7/16/31	—	770,000	6/20/07	635 bp	12,618

Ford Motor Co., 7.45%,
7/16/31	—	295,000	9/20/08	550 bp	16,429

General Motors Corp.,
7 1/8%, 7/15/13	—	295,000	9/20/07	(350 bp)	(4,710)

General Motors Corp.,
7 1/8%, 7/15/13	—	295,000	9/20/08	500 bp	14,080

Lehman Brothers Special Financing, Inc.
Solectron Global
Finance Ltd, 8%, 3/15/16	—	605,000	3/20/12	390 bp	18,150

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	860,000	9/20/07	(345 bp)	(13,436)

Ford Motor Co., 7.45%,
7/16/31	—	860,000	9/20/08	570 bp	50,412

General Motors Corp.,
7 1/8%, 7/15/13	—	1,205,000	9/20/08	500 bp	57,513

General Motors Corp.,
7 1/8%, 7/15/13	—	1,205,000	9/20/07	(335 bp)	(16,372)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	720,000	6/20/17	295 bp	485

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	50,000	6/20/09	190 bp	102

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	720,000	6/20/12	225 bp	3,683

Ford Motor Co., 7.45%,
7/16/31	—	295,000	9/20/08	560 bp	16,575

Ford Motor Co., 7.45%,
7/16/31	—	295,000	9/20/07	(345 bp)	(4,135)

General Motors Corp.,
7 1/8%, 7/15/13	—	295,000	9/20/07	(335 bp)	(4,121)

General Motors Corp.,
7 1/8%, 7/15/13	—	295,000	9/20/08	500 bp	14,043

Oshkosh Truck Corp, T/L B L	—	1,075,000	6/20/12	114 bp	3,001

Total					$529,993

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $8,327,826 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $725,196,973)	$ 739,657,614
Affiliated issuers (identified cost $41,278,200) (Note 5)	41,278,200

Cash	6,755,156

Foreign currency (cost $1,028,574) (Note 1)	1,040,146

Interest and other receivables	15,364,015

Receivable for shares of the fund sold	1,495,536

Receivable for securities sold	10,917,752

Receivable for open forward contracts (Note 1)	39,916

Unrealized appreciation on swap contracts (Note 1)	672,500

Premium paid on swap contracts (Note 1)	393,937

Total assets	817,614,772

LIABILITIES

Payable for securities purchased	18,931,338

Payable for purchases of delayed delivery securities (Note 1)	40,185

Payable for shares of the fund repurchased	2,027,453

Payable for compensation of Manager (Notes 2 and 5)	1,311,060

Payable for investor servicing and custodian fees (Note 2)	23,715

Payable for Trustee compensation and expenses (Note 2)	244,695

Payable for administrative services (Note 2)	1,654

Payable for distribution fees (Note 2)	331,341

Payable for open forward currency contracts (Note 1)	293,816

Payable for closed forward currency contracts (Note 1)	84,652

Unrealized depreciation on swap contracts (Note 1)	142,507

Collateral on securities loaned, at value (Note 1)	8,521,550

Other accrued expenses	86,575

Total liabilities	32,040,541

Net assets	$ 785,574,231

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 2,013,255,276

Undistributed net investment income (Note 1)	5,753,989

Accumulated net realized loss on investments (Note 1)	(1,248,201,217)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	14,766,183

Total — Representing net assets applicable to capital shares outstanding	$ 785,574,231

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($433,648,063 divided by 67,787,285 shares)	$6.40

Offering price per class A share
(100/96.25 of $6.40)*	$6.65

Net asset value and offering price per class B share
($14,302,794 divided by 2,266,795 shares)**	$6.31

Net asset value and redemption price per class C share
($41,108 divided by 6,519 shares)**	$6.31

Net asset value and redemption price per class M share
($319,845,331 divided by 49,940,870 shares)	$6.40

Offering price per class M share
(100/96.75 of $6.40)***	$6.61

Net asset value, offering price and redemption price per class R share
($1,018 divided by 159 shares)	$6.40

Net asset value, offering price and redemption price per class Y share
($17,735,917 divided by 2,711,868 shares)	$6.54

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,083,374
from investments in affiliated issuers) (Note 5)	$ 31,580,733

Securities lending	6,372

Total investment income	31,587,105

EXPENSES

Compensation of Manager (Note 2)	2,634,465

Investor servicing fees (Note 2)	386,070

Custodian fees (Note 2)	57,523

Trustee compensation and expenses (Note 2)	36,169

Administrative services (Note 2)	16,234

Distribution fees — Class A (Note 2)	541,571

Distribution fees — Class B (Note 2)	74,606

Distribution fees — Class C (Note 2)	27

Distribution fees — Class M (Note 2)	837,724

Distribution fees — Class R (Note 2)	1

Other	215,428

Non-recurring cost (Notes 2 and 8)	476

Cost assumed by Manager (Notes 2 and 8)	(476)

Fees waived and reimbursed by Manager (Note 5)	(17,340)

Total expenses	4,782,478

Expense reduction (Note 2)	(107,544)

Net expenses	4,674,934

Net investment income	26,912,171

Net realized gain on investments (Notes 1 and 3)	38,787,031

Net increase from payments by affiliate (Note 2)	68,401

Net realized gain on swap contracts (Note 1)	582,423

Net realized loss on foreign currency transactions (Note 1)	(412,990)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	489,354

Net unrealized depreciation of investments
and swap contracts during the period	(13,813,738)

Net gain on investments	25,700,481

Net increase in net assets resulting from operations	$ 52,612,652

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	5/31/07*	11/30/06

Operations:
Net investment income	$ 26,912,171	$ 63,055,692

Net realized gain (loss) on investments
and foreign currency transactions	39,024,865	(4,750,603)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(13,324,384)	35,937,325

Net increase in net assets resulting from operations	52,612,652	94,242,414

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(16,540,993)	(30,716,391)

Class B	(535,268)	(1,640,684)

Class C	(167)	—

Class M	(12,577,238)	(26,501,892)

Class R	(10)	—

Class Y	(433,375)	(657,482)

Redemption fees (Note 1)	9,576	10,834

Decrease from capital share transactions (Note 4)	(47,079,964)	(162,931,570)

Total decrease in net assets	(24,544,787)	(128,194,771)

NET ASSETS
Beginning of period	810,119,018	938,313,789

End of period (including undistributed net investment
income of $5,753,989 and $8,928,869, respectively)	$785,574,231	$ 810,119,018

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2007**	$6.22	.22(d)	.20	.42	(.24)	—	(.24)	—(f)	$6.40	6.90*	$433,648	.54* (d)	3.44* (d)	40.32*
November 30, 2006	5.97	.45(d,e)	.22	.67	(.42)	—	(.42)	—(f)	6.22	11.71	433,782	1.04(d,e)	7.41(d,e)	45.62
November 30, 2005	6.16	.43(d)	(.21)	.22	(.41)	—	(.41)	—(f)	5.97	3.67	440,780	1.04(d)	7.07(d)	33.37
November 30, 2004	5.88	.43(d)	.29	.72	(.44)	—	(.44)	—(f)	6.16	12.72	484,372	1.07(d)	7.22(d)	53.33
November 30, 2003	5.17	.48	.73	1.21	(.50)	—	(.50)	—	5.88	24.65	507,140	1.03	8.61	78.78
November 30, 2002	5.84	.56	(.62)	(.06)	(.58)	(.03)	(.61)	—	5.17	(.93)	462,586	1.03	10.35	60.35

CLASS B
May 31, 2007**	$6.14	.19(d)	.20	.39	(.22)	—	(.22)	—(f)	$6.31	6.42*	$14,303	.92* (d)	3.07* (d)	40.32*
November 30, 2006	5.89	.39(d,e)	.23	.62	(.37)	—	(.37)	—(f)	6.14	10.98	16,530	1.79(d,e)	6.69(d,e)	45.62
November 30, 2005	6.08	.38(d)	(.21)	.17	(.36)	—	(.36)	—(f)	5.89	2.91	46,602	1.79(d)	6.30(d)	33.37
November 30, 2004	5.81	.38(d)	.28	.66	(.39)	—	(.39)	—(f)	6.08	11.84	123,263	1.82(d)	6.50(d)	53.33
November 30, 2003	5.12	.43	.72	1.15	(.46)	—	(.46)	—	5.81	23.56	199,990	1.78	7.94	78.78
November 30, 2002	5.79	.52	(.62)	(.10)	(.54)	(.03)	(.57)	—	5.12	(1.71)	258,113	1.78	9.58	60.35

CLASS C
May 31, 2007†**	$6.27	.07(d)	.03	.10	(.06)	—	(.06)	—(f)	$6.31	1.67*	$41	.32* (d)	1.08* (d)	40.32*

CLASS M
May 31, 2007**	$6.23	.21(d)	.20	.41	(.24)	—	(.24)	—(f)	$6.40	6.62*	$319,845	.67* (d)	3.32* (d)	40.32*
November 30, 2006	5.98	.43(d,e)	.23	.66	(.41)	—	(.41)	—(f)	6.23	11.47	349,881	1.29(d,e)	7.17(d,e)	45.62
November 30, 2005	6.17	.41(d)	(.20)	.21	(.40)	—	(.40)	—(f)	5.98	3.46	430,521	1.29(d)	6.82(d)	33.37
November 30, 2004	5.89	.42(d)	.29	.71	(.43)	—	(.43)	—(f)	6.17	12.47	573,455	1.32(d)	6.98(d)	53.33
November 30, 2003	5.18	.47	.73	1.20	(.49)	—	(.49)	—	5.89	24.32	638,046	1.28	8.34	78.78
November 30, 2002	5.85	.55	(.62)	(.07)	(.57)	(.03)	(.60)	—	5.18	(1.15)	534,636	1.28	10.10	60.35

CLASS R
May 31, 2007†**	$6.35	.10(d)	.02	.12	(.07)	—	(.07)	—(f)	$6.40	1.83*	$1	.23* (d)	1.56* (d)	40.32*

CLASS Y
May 31, 2007**	$6.35	.23(d)	.21	.44	(.25)	—	(.25)	—(f)	$6.54	7.02*	$17,736	.42* (d)	3.54* (d)	40.32*
November 30, 2006	6.08	.47(d,e)	.23	.70	(.43)	—	(.43)	—(f)	6.35	12.05	9,925	.79(d,e)	7.63(d,e)	45.62
November 30, 2005	6.27	.45(d)	(.22)	.23	(.42)	—	(.42)	—(f)	6.08	3.80	20,411	.79(d)	7.31(d)	33.37
November 30, 2004	5.97	.45(d)	.30	.75	(.45)	—	(.45)	—(f)	6.27	13.09	26,684	.82(d)	7.46(d)	53.33
November 30, 2003	5.23	.50	.76	1.26	(.52)	—	(.52)	—	5.97	25.21	24,253.78		8.83	78.78
November 30, 2002	5.88	.59	(.62)	(.03)	(.59)	(.03)	(.62)	—	5.23	(.36)	15,562.78		10.60	60.35

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to May 31, 2007.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

May 31, 2007	<0.01%

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class C and class R shares on March 30, 2007. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6–90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2007, the value of securities loaned amounted to $8,327,826. The fund received cash collateral of $8,521,550 which is pooled with collateral of other Putnam funds into 47 issues of high-grade short-term investments.

 I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2006 , the fund had a capital loss carryover of $1,287,196,863 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$286,189,145	November 30, 2007

217,396,296	November 30, 2008

265,227,969	November 30, 2009

309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,273	November 30, 2014

The aggregate identified cost on a tax basis is $758,007,803, resulting in gross unrealized appreciation and depreciation of $24,011,327 and $1,083,316, respectively, or net unrealized appreciation of $22,928,011.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2007, Putnam Management has assumed $476 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $68,401 for a trading error which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2007, the fund incurred $435,270 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2007, the fund's expenses were reduced by $107,544 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $406, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the

Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $8,756 and $165 from the sale of class A and class M shares, respectively, and received $4,772 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2007, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $301,591,413 and $378,705,950, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/07:
Shares sold	3,902,344	$24,691,052

Shares issued
in connection
with reinvestment
of distributions	1,786,320	11,223,628

	5,688,664	35,914,680

Shares
repurchased	(7,652,840)	(48,382,720)

Net decrease	(1,964,176)	$(12,468,040)

Year ended 11/30/06:
Shares sold	9,407,143	$56,566,960

Shares issued
in connection
with reinvestment
of distributions	3,340,140	20,100,869

	12,747,283	76,667,829

Shares
repurchased	(16,874,475)	(101,829,737)

Net decrease	(4,127,192)	$(25,161,908)

CLASS B	Shares	Amount

Six months ended 5/31/07:
Shares sold	318,645	1,999,885

Shares issued
in connection
with reinvestment
of distributions	50,177	310,888

	368,822	2,310,773

Shares
repurchased	(796,033)	(4,949,711)

Net decrease	(427,211)	(2,638,938)

Year ended 11/30/06:
Shares sold	60,277	$358,109

Shares issued
in connection
with reinvestment
of distributions	154,421	915,469

	214,698	1,273,578

Shares
repurchased	(5,434,629)	(32,208,035)

Net decrease	(5,219,931)	$(30,934,457)

CLASS C	Shares	Amount

For the period 3/30/07 (commencement of operations)
to 5/31/07:
Shares sold	6,774	$42,605

Shares issued
in connection
with reinvestment
of distributions	27	167

	6,801	42,772

Shares
repurchased	(282)	(1,778)

Net increase	6,519	$40,994

CLASS M	Shares	Amount

Six months ended 5/31/07:
Shares sold	94,006	$593,442

Shares issued
in connection
with reinvestment
of distributions	33,354	209,843

	127,360	803,285

Shares
repurchased	(6,367,742)	(40,295,029)

Net decrease	(6,240,382)	$ (39,491,744)

Year ended 11/30/06:
Shares sold	728,276	$4,413,472

Shares issued
in connection
with reinvestment
of distributions	68,756	414,512

	797,032	4,827,984

Shares
repurchased	(16,645,915)	(100,744,961)

Net decrease	(15,848,883)	$ (95,916,977)

CLASS R	Shares	Amount

For the period 3/30/07 (commencement of operations)
to 5/31/07:
Shares sold	157	$1,000

Shares issued
in connection
with reinvestment
of distributions	2	10

	159	1,010

Shares
repurchased	—	—

Net increase	159	$1,010

CLASS Y	Shares	Amount

Six months ended 5/31/07:
Shares sold	1,280,981	$8,325,520

Shares issued
in connection
with reinvestment
of distributions	66,710	429,060

	1,347,691	8,754,580

Shares
repurchased	(198,813)	(1,277,826)

Net increase	1,148,878	$7,476,754

Year ended 11/30/06:
Shares sold	215,290	$1,325,604

Shares issued
in connection
with reinvestment
of distributions	99,097	608,551

	314,387	1,934,155

Shares
repurchased	(2,108,299)	(12,852,383)

Net decrease	(1,793,912)	$(10,918,228)

At May 31, 2007, Putnam, LLC owned 161 class C shares and 159 class R shares of the fund (2.5% of class C shares and 100% of class R shares outstanding), valued at $1,016 and $1,018, respectively.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2007, management fees paid were reduced by $17,340 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,083,374 for the period ended May 31, 2007. During the period ended May 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $148,517,407 and $126,536,794, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note7: Unfunded loan commitments

As of May 31, 2007, the fund had unfunded loan commitments of $39,866, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Univision
Communications, Inc.	$39,866

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting results (Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

97,888,469	1,800,377	2,245,360

All tabulations rounded to the nearest whole number.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President
Officers
Investment Sub-Manager	Charles E. Haldeman, Jr.	Francis J. McNamara, III
Putnam Investments Limited	President	Vice President and
57-59 St. James’s Street		Chief Legal Officer
London, England SW1A 1LD	Charles E. Porter
	Executive Vice President,	Robert R. Leveille
Marketing Services	Principal Executive Officer,	Vice President and
Putnam Retail Management	Associate Treasurer and	Chief Compliance Officer
One Post Office Square	Compliance Liaison
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Senior Vice President	BSA Compliance Officer
State Street Bank	and Treasurer
and Trust Company		Judith Cohen
	Steven D. Krichmar	Vice President, Clerk and
Legal Counsel	Vice President and Principal	Assistant Treasurer
Ropes & Gray LLP	Financial Officer
Wanda M. McManus
Trustees	Janet C. Smith	Vice President, Senior Associate
John A. Hill, Chairman	Vice President, Principal	Treasurer and Assistant Clerk
Jameson Adkins Baxter,	Accounting Officer and
Vice Chairman	Assistant Treasurer	Nancy E. Florek
Charles B. Curtis		Vice President, Assistant Clerk,
Myra R. Drucker	Susan G. Malloy	Assistant Treasurer
Charles E. Haldeman, Jr.	Vice President and	and Proxy Manager
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan
Kenneth R. Leibler	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA032 245548 7/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 26, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 26, 2007